ELEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT This ELEVENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT (this “Amendment”) is made as of March 30, 2021 (the “Amendment Effective Date”) by and between CROSS RIVER BANK, an FDIC-insured New Jersey state-chartered bank (“Bank”), and SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), amends the terms of that certain First Amended and Restated Loan Program Agreement dated as of February 12, 2018, by and between Bank and Sunlight (as previously amended, the “Existing Agreement” and as amended by this Amendment, the “Agreement”). Sunlight and Bank are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Existing Agreement. RECITALS WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement; WHEREAS, the Parties now desire to amend certain terms and conditions in the Existing Agreement to permit Sunlight to establish the Prescreen Program (as defined herein); NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows: 1. AMENDMENTS TO THE EXISTING AGREEMENT 1.1. Section 2 of the Existing Agreement is hereby amended by adding the new Section 2.7 at the end thereof as follows: Section 2.7 Prescreen Program. (a) The Parties acknowledge and agree that Sunlight is establishing a program (the “Prescreen Program”) pursuant to which Sunlight will receive Consumer Leads from participating Dealers for the purpose of prescreening such Consumer Leads and making firm offers of credit to the applicable consumer in connection with any such Consumer Leads that are successfully prescreened (each, a “Prescreened Consumer”) by Experian Information Solutions, Inc. or any other applicable credit reporting agency (each, an “Applicable Credit Reporting Agency”) As used herein, “Consumer Leads” means any lead for a prospective consumer that is submitted to Sunlight by any Dealer for the purposes of the Prescreen Program. (b) Notwithstanding anything herein to the contrary: (i) Sunlight acknowledges and agrees that Sunlight shall serve as Bank’s agent for the limited purpose of submitting Consumer Leads to any Applicable Credit Reporting Agency and delivering firm offers of credit to any Preapproved Consumer, in each case, pursuant to the Prescreen Program; and (ii) accordance with Section 6.1, Sunlight shall be obligated to reimburse Bank for any reasonable and documented expenses of Bank incurred in connection with the Prescreen Program, including, without limitation, any fees and expenses paid to any Applicable Credit Reporting Agency. 2. EFFECTIVENESS OF THE AGREEMENT Exhibit 10.38

2.1 Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment. 2.2 Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment as applied to the Existing Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. 2.3 This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof. [remainder of page intentionally blank] 2

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written. SUNLIGHT FINANCIAL LLC By: Name: Barry Edinburg Title: Chief Financial Officer CROSS RIVER BANK By: Name: Gilles Gade Title: Chief Executive Officer By: Name: Arlen Gelbard Title: General Counsel /s/ Barry Edinburg /s/ Gilles Gade /s/ Arlen Gelbard